                                     Harken
                               Energy Corporation

                     580 WestLake Park Boulevard, Suite 600
                              Houston, Texas 77079

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                          to be held February 17, 2004

      Notice is hereby  given  that the  Annual  Meeting  of  Stockholders  (the
"Annual Meeting") of Harken Energy Corporation, a Delaware corporation ("Harken"), will be held at the Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017 on February 17, 2004 beginning at 2:00 p.m. local time for the following purposes:

      (1) to approve an amendment to Harken's Certificate of Incorporation to eliminate the classification of directors;

      (2) to approve an amendment to Harken's Certificate of Incorporation to eliminate the requirement that the holders of two-thirds of the outstanding shares vote for the removal of any or all directors;

      (3) to approve an amendment to Harken's Certificate of Incorporation to eliminate cumulative voting;

      (4) to elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified;

      (5) solely in the event that the stockholders do not approve the amendment of Harken's Certificate of Incorporation to eliminate the classification of directors, to elect two Class A Directors to hold office until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

      (6) to approve an amendment to Harken's Certificate of Incorporation to increase the number of shares of Harken's Common Stock, par value $0.01, authorized for issuance; and

      (7) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      The Board of Directors recommends that you vote in favor of each of the proposals described in this Proxy Statement.

      The Board of Directors has fixed the close of business on January 20, 2004 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof.

      Harken's Annual Report to Stockholders, a Proxy Statement containing information relating to the matters to be acted upon at the Annual Meeting and a form of Proxy accompany this Notice.

      You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, you are urged to date, sign and promptly return your proxy so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. Your vote is important. The giving of a proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Annual Meeting.

      If you plan to attend the Annual Meeting, please note that this is a stockholders' meeting and attendance will be limited to stockholders of Harken or their qualified representatives. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Qualified representatives of a stockholder must have identification as well as a properly executed proxy from the stockholder they are representing. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

                                              By Order of the Board of Directors


                                              Elmer A. Johnston
                                              Secretary
Houston, Texas
January 23, 2004

                                     HARKEN
                               ENERGY CORPORATION

                     580 WestLake Park Boulevard, Suite 600
                              Houston, Texas 77079

                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held February 17, 2004

                             SOLICITATION OF PROXIES

      The accompanying proxy is solicited on behalf of the Board of Directors of Harken Energy Corporation, a Delaware corporation ("Harken"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017 on February 17, 2004 at 2:00 p.m. local time, and any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders of record on or about January 23, 2004.

                        RECORD DATE AND VOTING SECURITIES

      The Board of Directors has fixed the close of business on January 20, 2004 as the record date for determining the holders of common stock, $.0l par value per share, of Harken ("Common Stock") entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. The shares of Common Stock are the only shares of capital stock entitled to vote at the Annual Meeting. On January 20, 2004, Harken had 185,552,460 shares of Common Stock outstanding.

                          RECOMMENDATIONS OF THE BOARD

      Unless a stockholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth below in this Proxy Statement. In summary, the Board recommends a vote:

         Proposal One:     FOR  an   amendment   of  Harken's   Certificate   of
                           Incorporation to eliminate the classification of directors.

         Proposal Two:     FOR  an   amendment   of  Harken's   Certificate   of
                           Incorporation to eliminate the requirement that the holders of two-thirds of the outstanding shares vote for the removal of any or all directors.

         Proposal Three:   FOR  an   amendment   of  Harken's   Certificate   of
                           Incorporation to eliminate cumulative voting.

         Proposal Four:    FOR the election of the five  nominees  named in this
                           Proxy Statement as the Board of Directors of Harken to hold office until the next annual meeting of stockholders, or until their successors are duly elected and qualified.

         Proposal Five:    Solely  in the  event  that the  stockholders  do not
                           approve  Proposal Four above, FOR the election of the
                           two  nominees  named in this Proxy  Statement  as the
                           Class A  Directors  to hold  office  until  the  2006
                           Annual  Meeting  of  Stockholders   and  until  their
                           respective successors are duly elected and qualified.

         Proposal Six:     FOR  an   amendment   of  Harken's   Certificate   of
                           Incorporation  that  would  increase  the  number  of
                           authorized   shares  from  two  hundred   twenty-five
                           million (225,000,000) to two hundred seventy-five million (275,000,000) shares.

                                QUORUM AND VOTING

      Each share of Common Stock is entitled to one vote. The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the proposal under consideration) are counted for purposes of determining whether a quorum is present.

      The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors (Proposal Four and, if necessary, Proposal Five). In the case of Proposals Four and Five, a properly executed proxy marked "Withhold All" with respect to the election of directors will not be voted with respect to any of the directors, although it will be counted for the purpose of determining whether there is a quorum. As to either proposal, a properly executed proxy marked "For All Except" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

      If Proposal Three is approved, it will not become effective until after the Annual Meeting. Therefore, in the election of directors at the Annual
Meeting, each holder of Common Stock, upon giving proper notice, will be entitled to cumulate his, her or its votes by voting the total number of shares of Common Stock held by such stockholder at the close of business on the record date multiplied by the number of directors to be elected, as such stockholder may see fit. Any holder of Common Stock who intends to cumulate his, her or its votes is required to give written notice of such intention to the Secretary of Harken by 5:00 PM (CST) on February 16, 2004. Notice may be given on the proxy, if done so in a timely manner. Any holder of Common Stock, including any holder of proxies, may cumulate his, her or its votes if such holder has given such written notice. Discretionary authority to cumulate votes is being solicited only in the event an individual stockholder first elects to cumulate his, her or its votes. If Proposal Three is approved, beginning at the 2004 Annual Meeting of Stockholders, stockholders will not have cumulative voting rights.

      If any other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not know of any matters other than those described in this Proxy Statement to be presented at the Annual Meeting.

                               PROXY SOLICITATION

      The expense of any solicitation of proxies will be borne by Harken. Harken's directors, executive officers and other employees may solicit proxies in person or by mail or telephone. Harken will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such persons, and Harken will reimburse such entities for their reasonable out-of-pocket expenses.

                               REVOCATION OF PROXY

      Any stockholder returning the accompanying Proxy may revoke such Proxy at any time prior to its exercise by: (a) giving written notice to the Secretary of Harken of such revocation; (b) voting in person at the meeting; or (c) executing and delivering to the Secretary of Harken a later dated Proxy. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You still will be able to revoke your proxy until it is voted.

                            OWNERSHIP OF COMMON STOCK

Security Ownership of Certain Beneficial Owners

      As of December 1, 2003, Harken had 182,965,462 shares of Common Stock outstanding. As of that date, the only persons known by Harken to beneficially own five percent (5%) or more of the outstanding shares of Common Stock (or potentially own five percent (5%) or more of the outstanding shares of Common Stock upon conversion of convertible securities of Harken) were:

                                                                        Percent
Name                                               Shares              Ownership
----                                               ------              ---------
Lyford Investments Enterprises Ltd.
720 5th Avenue, 9th Floor
New York, New York  10019                        68,144,495              37.24%

FES First Equity Securities AG
Bleicherweg 66
CH-8002 Zurich
Switzerland                                      17,898,889 (1)           9.78%

Waverley Investments Limited
P.O. Box 175 Frances House
Sir William Place
St. Peter Port
Guernsey
Channel Islands GY14HQ                           6,820,000 (1)            3.72%

Verwaltungs-und Privat-Bank
FL-9490 Vaduz
Im Zentrum
Liechtenstein                                    5,666,666 (1)            3.09%

----------
(1)   Represents   shares   issuable  upon  conversion  of  Harken's  7%  Senior
      Convertible Notes due 2007.

Security Ownership of Directors and Management

      The following table sets forth information, as of December 1, 2003, regarding the number of shares of Common Stock beneficially owned by directors and executive officers that are named in the summary compensation table below, and all of Harken's named directors and executive officers as a group.

                                              Number of Shares        Percent of
Name                                         Beneficially Owned          Class
----                                         ------------------       ----------

Michael M. Ameen, Jr                               10,127                  *
Marvin M. Chronister                                    0                  *
Richard O. Cottle                                       0                  *
James W. Denny, III                                 9,801                  *
Mikel D. Faulkner                                 326,670                  *
Dr. J. William Petty                               27,767                  *
Alan G. Quasha                                       0(1)                  *
H.A. Smith                                         25,905                  *
Stephen C. Voss                                     1,000                  *
Anna M. Williams                                        0                  *
All directors and executive
  officers as a group (10 persons)                401,270                  *
                                                                         -----
----------
*     Less than 1%

(1) Does not include 68,144,495 shares held by Lyford Investments Enterprises Ltd. Mr. Quasha represents Lyford Investments Enterprises Ltd. on the Board of Directors of Harken.

                       DIRECTORS' MEETINGS AND COMMITTEES

      During 2002, the Board of Directors held eight meetings, which included four regularly scheduled meetings and four special meetings. The Board of Directors also acted by unanimous written consent nine times. During 2002, each member of the Board of Directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and Committees on which he served.

      During 2003, the Board of Directors held three regularly scheduled meetings. The Board of Directors also acted by unanimous written consent nineteen times. During 2003, each current member of the Board of Directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and Committees on which he served, with the exception of Mr. Ameen.

      The Board of Directors has standing Audit, Compensation and Nominating Committees, which are described below.

      Audit Committee. The Audit Committee is currently comprised of Messrs. Ameen, Petty and Smith. The functions of the Audit Committee and its activities, including review of the financial statements of Harken and receipt of reports and other communications from Harken's independent auditors, are described below under the heading Report of the Audit Committee. During each of 2002 and 2003, the Audit Committee held eight meetings.

      Compensation Committee. The Compensation Committee is currently comprised of Messrs. Ameen, Petty and Smith. The Compensation Committee is responsible for making and setting compensation for the chief executive officer of Harken and adopted the Report on Executive Compensation which appears on page 12. During 2002, the Compensation Committee held three meetings. During 2003, the Compensation Committee held one meeting.

      Nominating Committee. The Nominating Committee is comprised of Messrs. Ameen, Petty and Smith. Each of the members of the Nominating Committee is "independent", as independence is defined in Section 121 of the Rules of the American Stock Exchange. The Nominating Committee has not adopted a written charter. During 2002, the Nominating Committee held two meetings. During 2003, the Nominating Committee did not meet, but acted by unanimous written consent once.

      The Nominating Committee considers nominations for the Board of Directors, develops and reviews background information for candidates, and makes recommendations to the Board of Directors with respect to candidates for directors proposed by stockholders. The Nominating Committee identifies nominees for director through recommendations from directors, officers and stockholders. When evaluating nominees for director, the Nominating Committee considers several factors including, the nominee's ability to devote adequate time to the duties and responsibilities of the Board of Directors and the nominee's education and professional experience.

                            COMPENSATION OF DIRECTORS

      In 2002 and 2003, each non-employee director of Harken received an annual retainer of $20,000 plus $2,000 for attendance at each regular meeting. In addition, directors serving on committees received $4,000 for chairmanship and $1,000 per committee meeting attended. Except for the compensation described in the preceding two sentences, non-employee directors did not receive any additional fees for meetings attended.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On October 21, 1997, Harken loaned Stephen C. Voss, a former director of Harken, $80,000 at an interest rate of 7% per annum. This loan is a recourse loan secured by options to purchase Common Stock granted to Mr. Voss. The outstanding principal balance of such loan was $80,000 as of December 1, 2003, and such loan is payable on demand.

      In May 2002, Harken entered into a severance agreement with, and agreed to forgive the repayment of a short-term loan in the amount of $64,000 to, Larry E. Cummings, who was then an Executive Vice President and General Counsel of Harken, related to his resignation as an officer of Harken due to health reasons.

                          EXECUTIVE OFFICERS OF HARKEN

      The officers of Harken are elected annually by the Board of Directors following each Annual Meeting of Stockholders, or as soon thereafter as practicable. Each officer holds office until the earlier of such time as his or her successor is duly elected and qualified, or his or her death, resignation or removal from office. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of Harken will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person so removed.

      The executive officers of Harken, their ages and positions held with Harken and their business experience for the past five years are:

Name                     Age      Position Held with Harken
----                     ---      -------------------------
Alan G. Quasha           54       Chairman of the Board of Directors
Mikel D. Faulkner        54       Chief Executive Officer and President
James W. Denny, III      56       Vice President and Chief Operating Officer
Anna M. Williams         33       Vice President and Chief Financial Officer
Richard O. Cottle        46       Vice President
Elmer A. Johnston        43       Vice President - General Counsel and Secretary

      Alan G. Quasha has served as Chairman of the Board of Harken since March 31, 2003. Mr. Quasha previously served as Chairman of the Board of Harken from June 1983 to February 1991. He has served as President of Quadrant Management, Inc., an investment management company, since 1988. Mr. Quasha also has served as a director of Compagnie Financiere Richemont SA, a Swiss luxury goods company, since its formation in 1988 and American Express Funds, the mutual fund arm of American Express Company, since May 2002. From April 1994 to April 1997, he served as a governor of the American Stock Exchange.

      Mikel D. Faulkner has served as a director and Chief Executive Officer of Harken since 1982. Mr. Faulkner has previously served as Chairman of the Board of Harken from February 1991 until March 31, 2003 and President of Harken from 1982 until 1993. From April 2002 to the present, Mr. Faulkner has served as Chairman of Harken's subsidiary, Global Energy Development plc ("Global").

      James W. Denny, III has served as Vice President and Chief Operating Officer of Harken since March 31, 2003. From October 1999 to March 2003, Mr. Denny served as Executive Vice President--Operations of Harken. From 1998 to October 1999, Mr. Denny served as Senior Engineer/Operations Manager for XPLOR Energy, Inc., a private oil and gas exploration company that merged with and became a subsidiary of Harken in 1999.

      Anna M. Williams has served as Vice President and Chief Financial Officer of Harken since March 31, 2003. From June 2001 to April 2003, Ms. Williams served as Executive Vice President--Finance and Chief Financial Officer. Ms. Williams served as Senior Vice President - Finance and Chief Financial Officer from June 2000 to June 2001, as Vice President - International Finance from 1998 to 2000 and as International Finance Manager from 1996 to 1998.

      Richard O. Cottle has serve,d as Vice President of Harken since March 31, 2003. Mr. Cottle served as Senior Vice President--Engineering from January 2000 to March 2003. Since joining Harken in 1994, Mr. Cottle has served as Vice President of Operations/Engineering from August 1997 to January 2000 and as Operations Manager for Harken Southwest Corporation, a wholly-owned subsidiary of Harken from December 1994 through July 1997.

      Elmer A. Johnston has served as Vice President--General Counsel and Secretary of Harken since March 31, 2003 and as Senior Counsel to Global since March 2002. From 1998 to 2002, Mr. Johnston served as Assistant General Counsel of Harken.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the compensation paid during fiscal years 2002, 2001 and 2000 to Harken's Chief Executive Officer and Harken's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers"). Please see the Report on Executive Compensation below.

------------------------------------------------------------------------------------------------------------------------------
                                                    Annual Compensation                          Long Term Compensation
------------------------------------------------------------------------------------------------------------------------------
                                                                                              Securities
                                                                                              Underlying
 Name and Principal     Fiscal                           Other Annual        All Other       Options/SARs         Other
      Position           Year     Salary     Bonus       Compensation      Compensation           (#)          Compensation
---------------------- --------- --------- ----------- ----------------- ------------------ ---------------- -----------------

---------------------- --------- --------- ----------- ----------------- ------------------ ---------------- -----------------

                              SUMMARY COMPENSATION

                                          Annual Compensation                              Long Term
                                   ----------------------------------                     Compensation
                                                                                           Securities
                                                                                           Underlying
                                Fiscal                               Other Annual          Options/SARs         All Other
    Name and Principal Position  Year   Salary         Bonus         Compensation             (#)              Compensation
   ---------------------------- ------ ----------     ----------------------------------------------------- ---------------
                                  2002 $ 229,090(1)   $  9,150        $   2,683(2)             --(33)           $  4,830(3)
   Mikel D. Faulkner
   Chief Executive                2001 $ 301,442(4)   $  2,414        $   5,356(5)             --               $  2,983(6)
   Officer                        2000 $ 255,000      $ 25,000        $   1,915(7)        200,000               $ 10,858(8)

   Bruce N. Huff (9)              2002 $ 199,038(10)  $  5,625        $  13,351(11)            --               $  3,364(12)
   President and Chief            2001 $ 229,327(13)  $ 31,013        $  13,351(11)            --               $  2,983(6)
   Operating Officer              2000 $ 213,750(14)  $ 17,700        $  39,112(15)        95,000               $ 10,858(8)

   Stephen C. Voss                2002 $ 214,887(16)  $  2,546        $    --                  --(34)           $  6,347(17)
   Managing Director,             2001 $ 223,269(18)  $ 25,000        $  22,800(19)            --               $  2,983(6)
   Global Energy Development PLC  2000 $ 205,000      $ 10,347        $  30,936(20)        75,000               $ 10,858(8)


   James W. Denny, III            2002 $ 160,000      $  2,429        $  13,200(21)            --               $  3,567(22)
   Executive Vice                 2001 $ 175,000      $    521        $  16,400(23)            --               $  2,970(24)
   President                      2000 $ 151,442      $ 30,000        $   3,000(7)         60,000               $ 10,789(25)


   Anna M. Williams               2002 $ 137,667(26)  $   --          $  22,800(27)            --               $    744(28)
   Executive Vice                 2001 $ 144,750(29)  $   --          $  22,800(27)            --               $  1,918(30)
   President--Finance and
      Chief Financial Officer     2000 $ 128,333      $ 25,000        $   3,000(31)            --               $ 10,575(32)

      (1)   Includes $9,866 for unused vacation time.

      (2) Includes $283 relating to use of company car and $2,400 club allowance.

      (3) Includes $4,500 of 401(k) matching and $331 in group term life premiums.

      (4)   Includes $16,442 for unused vacation time.

      (5) Includes $556 relating to use of company car and $4,800 club allowance.

      (6) Includes $2,625 of 401(k) matching and $358 in group term life premiums.

      (7)   Relating to use of company car.

      (8) Includes $10,500 of 401(k) matching and $358 in group term life premiums.

      (9) Mr. Huff ceased to be President and Chief Operating Officer on April 4, 2003.

      (10)  Includes $7,788 for unused vacation time.

      (11) Includes $8,551 relating to use of company car and $4,800 club allowance.

      (12) Includes $3,000 of 401(k) matching and $364 in group term life premiums.

      (13)  Includes $4,327 for unused vacation time.

      (14)  Includes $3,750 for unused vacation time.

      (15) Includes $13,745 relating to use of a company car and debt forgiveness in the amount of $25,367.

      (16)  Includes $39,137 for unused vacation time.

      (17) Includes $6,000 relating to 401(k) matching and $347 in group term life premiums.

      (18)  Includes $8,269 for unused vacation time.

      (19) Includes $18,000 relating to use of company car and $4,800 club allowance.

      (20) Includes $15,716 relating to use of company car and debt forgiveness in the amount of $15,220.

      (21) Includes $8,400 relating to use of company car and $4,800 club allowance.

      (22) Includes $3,000 of 401(k) matching and $567 in group term life premiums.

      (23) Includes $11,600 relating to use of company car and $4,800 club allowance.

      (24) Includes $2,625 of 401(k) matching and $345 in group term life premiums.

      (25) Includes $10,500 of 401(k) matching and $289 in group term life premiums.

      (26)  Includes $5,167 for unused vacation time.

      (27) Includes $18,000 relating to use of company car and $4,800 club allowance.

      (28) Includes $665 of 401(k) matching and $79 in group term life premiums.

      (29)  Includes $4,750 for unused vacation time.

      (30) Includes $1,831 of 401(k) matching and $86 in group term life premiums.

      (31)  Relates to use of company car.

      (32) Includes $10,500 of 401(k) matching and $75 in group term life premiums.

      (33) Excludes 1,400,000 options to purchase ordinary shares at 50 pence (British Sterling) granted by Global. Approximately 466,667 of these options vested on January 31, 2003 and an additional 466,667 will vest each January 31 of 2004 and 2005.

      (34) Excludes 840,000 options to purchase Global ordinary shares at 50 pence (British Sterling) granted by Global. Approximately 280,000 of these options vested on January 31, 2003 and an additional 280,000 will vest each January 31 of 2004 and 2005.

----------

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      There were no grants of options or stock appreciation rights made to any of Harken's executive officers during 2002.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

      The following table sets forth information concerning option exercises in the fiscal year ended December 31, 2002 by the named executive officers and the value of such officer's unexercised options at December 31, 2002:

                          Number of                          Number of Securities
                         Shares/SARs                        Underlying Unexercised          Value of Exercised In-the-Money
                         Acquired on        Value                 Option/SARs                   Options/SARs at Fiscal
                          Exercise         Realized            at Fiscal Year End                      Year End(1)
                         -----------       --------      ------------------------------     -------------------------------
Name                                                     Exercisable      Unexercisable     Exercisable       Unexercisable
-----------                                              -----------      -------------     -----------       -------------
Mikel D. Faulkner             --             --            426,375           118,250        $    --            $    --
Bruce N. Huff                 --             --            205,000           59,000         $    --            $    --
Stephen C. Voss               --             --            194,000           49,000         $    --            $    --
James W. Denny, III           --             --             33,750           31,250         $    --            $    --
Anna M. Williams              --             --             20,800           14,500         $    --            $    --

(1) The closing price for the Common Stock as reported on the American Stock Exchange as of December 31, 2002 was $0.22. Value was calculated on the basis of the difference between the option exercise price and such closing price multiplied by the number of shares of Harken Common Stock underlying the option.

                         CHANGE-IN-CONTROL ARRANGEMENTS

      On April 1, 2002 (but effective as of December 30, 1999), Harken and Mikel
D. Faulkner entered into that certain Amended and Restated Agreement Regarding Compensation in the Event of Change in Control (the "Change in Control Agreement"), which was negotiated and approved by the Compensation Committee. The Change in Control Agreement provides that in the event of a Change in Control of Harken, Harken shall pay to Mr. Faulkner within thirty days' of such event, in addition to any other payments owing to Mr. Faulkner, a cash payment equal to thirty (30) times Mr. Faulkner's regular monthly salary which was last paid prior to the month in which such Change in Control event occurred.

      A "Change in Control" is defined as including: the sale of all or substantially all of the assets of Harken; a transaction which results in more than fifty percent (50%) of the voting stock of Harken being owned by a person or party other than who owned or held such shares prior to such transaction; a "person" or "group" (within the meaning of Sections 13(d) or 14(d)(2) of the Securities Exchange Act of 1934), being or becoming the beneficial owner of more than fifty percent (50%) of the voting stock of Harken outstanding; the liquidation or dissolution of Harken; any other event or series of events that results in a change or right to change a majority of the members of Harken's Board of Directors; and any event which causes the triggering of or a Change in Control to occur under Harken's Stockholder Rights Plan. Under Harken's Stockholder Rights Plan, a triggering event occurs whenever any person (other than an employee stock option plan) becomes the beneficial owner of 15% or more of the shares of Common Stock then outstanding.

      Mr. Faulkner has waived the application of the Change in Control provisions of the Change in Control Agreement in connection with past capital restructuring transactions and the rights offering of Harken. Mr. Faulkner has also waived the application of such provisions in connection with the redemption of Harken's 5% European Notes as well as the issuance of such number of shares of Common Stock as may be necessary to accomplish such redemption.

      On June 17, 2002, Harken entered into a Severance Agreement with Bruce N. Huff, which was negotiated and approved by the Compensation Committee. The Severance Agreement provides that in the event Mr. Huff is involuntarily terminated by Harken during the term of the Severance Agreement, Harken will pay Mr. Huff, in addition to any other payments owing to Mr. Huff, an amount equal to nine months' salary (which salary shall be deemed to be the greater of Mr. Huff's salary at the time of termination or his salary as of June 17, 2002). In connection with Mr. Huff's termination of employment in April 2003, Mr. Huff was paid severance pursuant to his Severance Agreement.

      On June 17, 2002, Harken entered into a Severance Agreement with James W. Denny, III, which was negotiated and approved by the Compensation Committee. The Severance Agreement provides that in the event Mr. Denny is involuntarily terminated by Harken during the term of the Severance Agreement, Harken will pay Mr. Denny, in addition to any other payments owing to Mr. Denny, an amount equal to nine months' salary (which salary shall be deemed to be the greater of Mr. Denny's salary at the time of involuntary termination or his salary as of June 17, 2002). In April 2003, Harken agreed to extend the term of this Severance Agreement through June 17, 2004.

      On June 17, 2002, Harken entered into a Severance Agreement with Anna M. Williams, which was negotiated and approved by the Compensation Committee. This Severance Agreement provides that in the event Ms. Williams is involuntarily terminated by Harken during the term of the Severance Agreement, Harken will pay Ms. Williams, in addition to any other payments owing to Ms. Williams, an amount equal to nine months' salary (which salary shall be deemed to be the greater of Ms. Williams' salary at the time of involuntary termination or her salary as of June 17, 2002). In April 2003, Harken agreed to extend the term of this Severance Agreement through June 17, 2004 and to provide for a payment to Ms. Williams of an amount approximately equal to six months of her annual salary upon her voluntary termination of employment.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2002, Dr. J. William Petty and Messrs. Larry G. Akers and James Frizell were members of Harken's Compensation Committee and participated in all deliberations concerning executive compensation. During 2003, Dr. J. William Petty and Messrs. Ameen and Smith were members of Harken's Compensation
Committee and participated in all deliberations concerning executive compensation. No executive officer of Harken served as a member of the Compensation Committee during either 2002 or 2003. As described above under

"Certain Relationships and Related Transactions," on October 21, 1997, Harken loaned Stephen C. Voss, a director of Harken, $80,000 at an interest rate of 7% per annum. The outstanding principal balance of such loan is $80,000, and such loan is payable on demand.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Harken's directors and executive officers, and any persons who own more than ten percent of a registered class of Harken's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Harken. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish Harken with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms and written representations from certain reporting persons, Harken believes that all filing requirements applicable to its directors and executive officers have been complied with during 2002 and 2003.

                          REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Harken filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Harken specifically incorporates this Report by reference therein.

                                 April 11, 2003

To the Board of Directors of Harken Energy Corporation:

      The Audit Committee of the Board of Directors, which is composed of four independent non-employee directors, reviews and discusses Harken's audited financial statements with Harken's auditors and management. Each such member of the Audit Committee is independent within the meaning of the rules of the American Stock Exchange. During 2002, the Audit Committee adopted a charter, which was approved by the full Board on February 28, 2003. The complete text of this updated charter is attached as an exhibit to this Proxy Statement.

      The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee has reviewed and discussed with management Harken's audited financial statements as of and for the year ended December 31, 2002. It has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Harken's Annual Report on Form 10-K for the year ended December 31, 2002.

                                                 By:      Dr. J. William Petty,
                                                          H.A. Smith
                                                          Michael M. Ameen Jr.
                                                          Marvin M. Chronister

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors develops and oversees Harken's compensation strategy for all employees, including executive officers. For executive officers, the Compensation Committee evaluates performance to determine compensation policies, reviews specific levels of compensation and considers the recommendations of the chief executive officer. The compensation strategy is implemented through policies designed to support the achievement of Harken's business objectives and the enhancement of stockholder value. The Compensation Committee reviews the annual compensation package on an ongoing basis throughout the year. Harken's compensation policies and programs are designed to align the annual compensation with the annual and long-term performance of Harken and to maintain a significant portion of that total compensation at risk, tied primarily to the creation of stockholder value. On

April 11, 2003, the Compensation Committee adopted this Report on Executive Compensation.

      The Compensation Committee annually reviews and sets the base salary of the Chief Executive Officer (the "CEO"). In establishing annual compensation for the CEO, the Compensation Committee takes into consideration many factors in making a determination of aggregate compensation. In adopting this Report, the Compensation Committee took into account for 2003 the following factors: (i) the financial results of Harken during the prior year; (ii) the performance of the Common Stock in the public market; (iii) compensation of chief executive officers employed by companies comparable to Harken; (iv) the achievements of management in completing significant projects during the year; (v) Harken's performance during the past year as compared to its peer companies in the oil and gas industry; (vi) the impact that the dramatic fluctuations in the prices of crude oil and natural gas have had on Harken during 2002; and (vii) management's dedication and commitment in support of Harken. The Compensation Committee exercised its judgment based upon the above criteria and did not apply a specific formula or assign a weight to each factor considered.

      In setting the CEO's compensation for 2002, the Compensation Committee took note of the fact that Harken achieved success in 2002 toward implementing its overall business strategy and accomplishing goals that had been set by the Board. Harken completed certain key objectives which enhanced Harken's domestic and international oil and gas reserve base and resulted in the redemption, repurchase or restructure of certain of Harken's convertible notes. No cash bonus, other than certain minor compensation allowance items, was granted to the CEO during 2002. The CEO's level of base salary at December 31, 2002 was decreased by $89,000 during 2002 compared to his level of base salary at December 31, 2001.

      Harken's long-term incentive compensation consists of Harken's Stock Option Plans. The Compensation Committee views the granting of stock options and restricted stock awards as a significant method of aligning management's long-term interests with those of the stockholders. The Compensation Committee encourages executives, individually and collectively, to maintain a long-term ownership position in Harken's Common Stock. The Compensation Committee did not grant to the CEO any additional stock options during 2002.

Federal Income Tax Considerations

      In 1993, the Internal Revenue Code was amended to place a $1.0 million cap on the deductibility on compensation paid to individual executives of publicly held corporations. The Board took this into account, however, upon review of the available regulations and interpretations, decided that it would not make the deductibility of Harken's compensation for federal income tax purposes a criterion to be used in establishing compensation of the named executives during the present review cycle. The Board took into consideration the belief that the current compensation levels of the CEO would not be subject to the cap. The Board continues to recognize that compensation should meet standards of reasonableness and necessity, which have been part of the Internal Revenue Code for many years.

                                         By: Marvin M. Chronister
                                             Dr. J. William Petty

                         PERFORMANCE OF THE COMMON STOCK

      The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy
Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Harken specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The graph below compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the Dow Jones Secondary Oils Stock Index over the same period (assuming the investment of $100 in the Common Stock, the S&P 500 Index and the Dow Jones Secondary Oils Stock Index on December 31, 1997 and reinvestment of all dividends).

                      Comparison of Cumulative Total Return
             Assumes Initial Investment of $100 on December 31, 1997

---------------------------------------- --------------- --------------- -------------- --------------- --------------
                                              1998            1999           2000            2001           2002
                                              ----            ----           ----            ----           ----
---------------------------------------- --------------- --------------- -------------- --------------- --------------
Harken Energy Corp.                           $28.57          $11.61        $ 4.82          $ 1.76          $ 0.31
---------------------------------------- --------------- --------------- -------------- --------------- --------------
S&P 500 Index                                 128.58          155.64        141.46          124.65           97.10
---------------------------------------- --------------- --------------- -------------- --------------- --------------
Dow Jones Secondary Oils Stock Index           67.90           84.96        109.05          105.94          109.94
---------------------------------------- --------------- --------------- -------------- --------------- --------------

                                  PROPOSAL ONE

                         TO ELIMINATE CLASSIFICATION OF
                             THE BOARD OF DIRECTORS

      In July 1981, Harken's Certificate of Incorporation was amended to classify Harken's Board of Directors. Harken's Board of Directors believes that classification of the Board may permit the directors to be less responsive to the desires of stockholders than directors of corporations that do not have classified boards of directors and accordingly, may permit management to become entrenched. Therefore, the Board proposes that the provision in Harken's Certificate of Incorporation that classifies the Board be eliminated.

      Harken's Board of Directors believes that directors should be elected annually. It further has determined that the classification of the Board may make an investment in Harken's shares less attractive than shares of a comparable company that does not have a classified board because it is possible that directors elected for a three-year term may be less responsive to the desires of stockholders than directors elected for a one-year term. The classified director provision could have the effect, combined with Harken's restrictions on the right to remove directors, of making removal of incumbent directors more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. At least two annual meetings, instead of one, would generally be required to effect a change in the majority of Harken's Board of Directors. If the Board of Directors were not classified, at each annual meeting of stockholders the stockholders would be able to consider and vote on each of the nominees for the full Board of Directors, rather than one-third of the Board as is currently the case. As a result, the Board of Directors may, as a whole, better reflect the views of the stockholders. Elimination of a classified board gives the stockholders the ability to vote based upon the actions of the Board taken since the most recent stockholders' meeting.

      Harken's current Certificate of Incorporation classifies the directors according to the term for which they hold office by dividing the number of directors into three classes. The three classes have been known as Class A, Class B and Class C. Directors of each class, when elected, hold office for a term of three years, together with each other director of the same class. During the term for which they serve, any director or the entire Board of Directors may be removed at any time for cause. The affirmative vote of the holders of two-thirds of the outstanding shares that are entitled to vote in the election of directors is required to remove a director from office.

      As noted above under "Quorum and Voting," Harken's Certificate of Incorporation currently provides for cumulative voting. Proposal Three below in this Proxy Statement proposes to eliminate cumulative voting effective with the election of directors at the next election of directors that is next held after the Annual Meeting. In the election of directors at the Annual Meeting, Harken stockholders have the right, if they give written notice of their intention to cumulate votes on or before the day preceding the election, to case a number of votes allocated among one, more than one or all directors that equals the number of directors to be elected multiplied by the number of shares held and being voted by the stockholder. If the Board of Directors no longer is classified, then each stockholder may cumulate his, her or its votes among all nominees as long as Harken continues to have cumulative voting. As a result, for as long as cumulative voting may be in place, a holder of a significant number of shares may be able to effect the election of a number of nominees that is proportionate to the percentage of the Company's outstanding shares held by such stockholders.

      In the case of Lyford Investments Enterprises Ltd., a British Virgin Islands company ("Lyford"), which holds 68,144,495, or 37.24%, of Harken's outstanding shares as of December 1, 2003, until cumulative voting is eliminated, Lyford may cast a total of 340,722,475 cumulative votes in an election of five directors. If it chooses to allocate those votes to two nominees, unless other stockholders cumulate a greater number of votes in opposition, Lyford will be able to effect the election of two of the nominees. Prior to the elimination of classification, Lyford would have the choice of cumulating its votes and then casting them in favor of one nominee or two. Its ability to effect the election of three directors could require as few as two and as many as three successive elections. Without classification, Lyford could have the ability to effect the election of three or more nominees at each annual meeting.

      In order to eliminate classification of the Board of Directors, Harken will need to amend Article Fourteen of its Certificate of Incorporation by deleting the provisions of Article Fourteen that classify the Board of Directors into three classes according to the date for which they severally hold office. On November 11, 2003, the Board of Directors adopted a resolution proposing and declaring advisable that Article Fourteen of Harken's Certificate of Incorporation be amended to eliminate those provisions that classify the Board of Directors according to the date for which they severally hold office.

      If the stockholders vote to approve this Proposal One, it will become effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Harken intends to file the approved amendment immediately after the approval vote is obtained. The stockholders will then vote on Proposal Four below, and a vote on Proposal Five will not be taken if Proposal Four is approved.

      If the stockholders approve this Proposal One, the Board of Directors will amend its by-laws to eliminate those provisions that pertain to the classification of the board. As a result, directors will be elected annually and provisions of Delaware corporate law will govern the election of directors, without any additional requirement or exceptions in Harken's corporate documents.

      Harken is not aware of any attempt of any person or group of persons that intend to elect a majority of the directors.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS A VOTE FOR, THE ELIMINATION OF CLASSIFICATION OF THE BOARD OF DIRECTORS.

Vote Required

      The proposal to eliminate classification of the Board of Director requires the affirmative vote of a majority of the outstanding voting stock. Abstentions and broker non-votes will have the same effect as votes against this proposal. Lyford has advised Harken that it intends to vote all of its shares for the proposal to eliminate classification of the Board of Directors.

                                  PROPOSAL TWO

                  TO ELIMINATE THE REQUIREMENT OF A TWO-THIRDS
                          VOTE FOR REMOVAL OF DIRECTORS

      The same July 1981 amendment to the Company's Certificate of Incorporation that classified the Board of Directors also limited the rights of Harken's stockholders to remove its directors. Under Delaware corporate law, unless a company's certificate of incorporation otherwise provides, stockholders that hold a majority of shares entitled to vote may vote to remove a director for cause or without cause. In the case of a company such as Harken, where stockholders have cumulative voting rights for the election of directors, if less than the entire board is to be removed, no director may be removed without cause if the number of votes cast against removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board. Also, in the case of a company such as Harken, whose directors are classified, stockholders may remove a director only for cause. Since 1981, Harken's Certificate of Incorporation has provided that stockholders of Harken may remove a director only for cause and that the affirmative vote of the holders of two-thirds of the voting stock of Harken will be required to remove a director from office.

      The Board of Directors of Harken has determined that Harken's Certificate of Incorporation limits the rights of the stockholders to remove directors and therefore has placed before the stockholders a proposal to eliminate both the two-thirds vote and the requirement that removal be solely for cause. If the stockholders approve the proposal, the stockholders will thereafter be able to remove any Harken director in accordance with Delaware law with or without cause. If the stockholders also approve Proposal Two to eliminate cumulative voting, then the vote required to remove one or more directors will be a majority vote.

      In order to eliminate those provisions that limit the ability of the stockholders to remove directors, Harken will need to amend Article Fourteen of its Certificate of Incorporation by deleting the provisions of Article Fourteen that provides that directors may be removed only for cause and further requires the affirmative vote of the holders of two-thirds of the voting power of all of Harken's stock entitled to vote in the election of directors to remove a director from office.

      If the stockholders approve this Proposal Two, the Board of Directors will amend its by-laws to eliminate those provisions that pertain to removal of directors. As a result, provisions of Delaware corporate law will govern the removal of directors, without any additional requirement or exceptions in Harken's corporate documents.

      Harken is not aware of any attempt of any person or group of persons that intend to seek the removal of any directors.

      THE  BOARD OF  DIRECTORS  HAS  UNANIMOUSLY  ADOPTED A  RESOLUTION  SEEKING
STOCKHOLDER APPROVAL OF, AND RECOMMENDS A VOTE FOR, THE ELIMINATION OF THE REQUIREMENT OF TWO-THIRDS VOTE FOR REMOVAL OF DIRECTORS.

Vote Required

      The proposal to eliminate the requirement of two-thirds vote to remove a director requires the affirmative vote of a majority of the outstanding voting stock. Abstentions and broker non-votes will have the same effect as votes against this proposal. Lyford has advised Harken that it intends to vote all of its shares for the proposal to eliminate the requirement of two-thirds vote for removal of directors.

                                 PROPOSAL THREE

                  TO ELIMINATE CUMULATIVE VOTING FOR DIRECTORS

      Under applicable Delaware corporate law, a company's certificate of incorporation may provide for cumulative voting with respect to the election of the directors. Harken's current certificate of incorporation provides for cumulative voting. Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected multiplied by the number of shares held by such stockholder. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he or she chooses. The effect of cumulative voting is that a stockholder or group of stockholders with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. Without cumulative voting, each director is elected by a plurality vote and a large minority stockholder may not elect a director that is not supported by the plurality.

      The Board of Directors believes that each director should be elected only if such director receives a plurality of the votes cast and that each director should represent the interest of all stockholders rather than the interest of a minority stockholder or special constituency. The Board of Directors believes that the system of electing directors whereby those directors are elected who receive a plurality of votes cast by stockholders as a whole will best insure that the Board of Directors will act for the benefit of all stockholders. Accordingly, the Board of Directors believes that it is in the best interests of the Company and all of its stockholders to eliminate cumulative voting.

      Although the Board of Directors does not consider the elimination of cumulative voting as an anti-takeover measure, the absence of cumulative voting could have the effect of preventing stockholders holding a minority of Harken's voting capital stock from obtaining representation on the Board. The elimination of cumulative voting might also, under certain circumstances, render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Harken's stock or the removal of incumbent management. Harken, however, is not aware of any attempt by a group of stockholders of Harken to elect a director by using cumulative voting to achieve minority representation on the Board of Directors.

      In order to eliminate those provisions that provide for cumulative voting, Harken will need to amend Article Fourteen of its Certificate of Incorporation by deleting the provisions of Article Fourteen that provide for cumulative voting of shares.

      If the stockholders vote to approve this Proposal Three, the elimination of cumulative voting will become effective upon filing of a Certificate of Amendment with the Secretary of State of Delaware amending Harken's Certificate of Incorporation, which will occur as soon as practicable after the Annual Meeting. If Proposals One, Two and Three are approved, the resulting amendments to the Certificate of Incorporation will eliminate Article Fourteen of Harken's Certificate of Incorporation in its entirety. Stockholders who vote in the election of directors at the Annual Meeting will have the right to cumulate their votes at the Annual Meeting.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS A VOTE FOR, THE ELIMINATION OF CUMULATIVE VOTING.

Vote Required

      The proposal to eliminate cumulative voting requires the affirmative vote of a majority of the outstanding voting stock. Abstentions and broker non-votes will have the same effect as votes against this proposal. Lyford has advised Harken that it intends to vote all of its shares for the proposal to eliminate classification of the Board of Directors.

                                  PROPOSAL FOUR

                               TO ELECT DIRECTORS

      Harken's Board of Directors is composed of five directors. If the stockholders approve Proposal One, directors will be elected annually to serve until the next annual meeting of stockholders, or until their successors are elected and have been qualified.

Vote Required for Election of Directors

      To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors. Lyford has advised Harken that it intends to vote all of its shares for the five nominees named below.

Nominees for Directors

         Information about the nominees for election as directors appears below:

             Name, Age and Business Experience                  Director Since
------------------------------------------------------------   ----------------

Michael M. Ameen,  Jr. (Age 79),  Independent  Consultant on         1994
Middle East Affairs since 1991. From 1989 to 1999, Mr. Ameen served as a part time  consultant  to Harken  with regard to
Middle   Eastern   exploration   projects.   Mr.  Ameen  has
previously  served as Director of American Near East Refugee
Aid; past director of Amideast; past director of Middle East
Institute; past director of International College in Beirut, Lebanon; past vice president of government relations and director of Washington office of Aramco; past president of Mobil Middle East Development Corporation; and Member,
Energy Intelligence Group International Advisory Board.

Mikel D.  Faulkner  (Age 54),  Chief  Executive  Officer  of         1982
Harken since 1982. From 1991 to March 2003, Mr. Faulkner served as Chairman of the Board of Harken and, from 1982 to February 1993, Mr. Faulkner served as President of Harken.
Effective May 31, 2001, Mr. Faulkner also became Chairman of the Board of Directors of Harken's subsidiary, Global.

Dr. J. William Petty (Age 61),  Professor of Finance and the          2000
W.W.  Caruth  Chairholder  of   Entrepreneurship  at  Baylor
University since 1990. From December 1979 to 1990, Dr. Petty served as dean of the Business  School at Abilene  Christian
University.  Dr.  Petty has also served as a subject  matter
expert   on  a   best-practices   study   by  the   American
Productivity  and Quality Center on the topic of shareholder value based management and has served on a research team for
the   Australian   Department   of  Industry  to  study  the
feasibility of establishing a public equity market for small and medium-sized enterprises in Australia.

Alan G. Quasha (Age 54),  President of Quadrant  Management,         2003
Inc.,  an investment  management  company,  since 1988.  Mr.
Quasha has served as Chairman  of the Board of Harken  since
March 31, 2003 and previously served as Chairman of the Board of Harken from June 1983 to February 1991. Mr. Quasha has served as a director of Compagnie Financiere Richemont
SA, a Swiss luxury goods company, since its formation in 1988, and American Express Funds, the mutual fund arm of American Express Company, since May 2002. From April 1994 to
April  1997  served  as a  governor  of the  American  Stock
Exchange.

H.A. Smith (Age 65), Consultant to Smith International Inc.,         1997
an oil field service company, since June 1991. Previously, Mr. Smith served as vice president-customer relations for Smith International, Inc. Mr. Smith has served as a director of Brigham Exploration Company, an independent oil and gas exploration and production company, since 2002.

      Each of the nominees named above was recommended by the Nominating Committee for election to the Board by the stockholders. Although all nominees named above have indicated their willingness to serve if elected, if at the time of the Annual Meeting any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.


                                  PROPOSAL FIVE

                 IN THE ALTERNATIVE, TO ELECT CLASS A DIRECTORS

      Stockholders will be asked to vote on this Proposal Five solely in the event that at the Annual Meeting the stockholders do not approve the amendment to Harken's Certificate of Incorporation which is the subject of Proposal One to eliminate the classification of the Board of Directors. If the stockholders approve Proposal One, then, prior to a vote being taken on Proposal Four, Harken will amend its Certificate of Incorporation to eliminate the classification of the Board of Directors, and the stockholders will proceed to vote on Proposal Four and not this Proposal Five. If, however, the stockholders do not approve Proposal Four or if Proposal Four is approved and Harken does not amend its Certificate of Incorporation at the time, a vote will be taken on this Proposal Five.

      The number of directors constituting the full Board of Directors of Harken has been established as five in accordance with Harken's bylaws. Harken's Certificate of Incorporation provides that the Board of Directors be divided into Classes A, B and C, with staggered terms of three years each. There are currently five members serving on the Board of Directors. Two Class A Directors will be elected at the Annual Meeting to hold office until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Vote Required for Election of Class A Directors

      To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors. Lyford has advised Harken that it intends to vote all of its shares for Mr. Faulkner and, Dr. Petty without cumulating its votes.

Nominees for Election as Class A Directors:

             Name, Age and Business Experience                  Director Since
------------------------------------------------------------   ----------------

Mikel D.  Faulkner  (Age 54),  Chief  Executive  Officer  of         1982
Harken since 1982. From 1991 to March 2003, Mr. Faulkner served as Chairman of the Board of Harken and, from 1982 to February 1993, Mr. Faulkner served as President of Harken.
Effective May 31, 2001, Mr. Faulkner also became Chairman of the Board of Directors of Harken's subsidiary, Global.

Dr. J. William Petty (Age 61),  Professor of Finance and the         2000
W.W.  Caruth  Chairholder  of   Entrepreneurship  at  Baylor
University since 1990. From December 1979 to 1990, Dr. Petty served as dean of the Business  School at Abilene  Christian
University.  Dr.  Petty has also served as a subject  matter
expert   on  a   best-practices   study   by  the   American
Productivity  and Quality Center on the topic of shareholder value based management and has served on a research team for
the   Australian   Department   of  Industry  to  study  the
feasibility of establishing a public equity market for small and medium-sized enterprises in Australia.

      Each of the nominees named above was recommended by the Nominating Committee for election to the Board by the stockholders. Each of the nominees for election as director has agreed to serve if elected. Harken knows of no reason why any of the nominees for election as directors would be unable to serve. Should any of the nominees be unable to serve, all proxies returned to Harken will be voted in accordance with the best judgment of the persons named as proxies except where a contrary instruction is given.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF MR. FAULKNER, AND DR. PETTY TO THE BOARD OF DIRECTORS.

                                  PROPOSAL SIX

                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
                   TO TWO HUNDRED SEVENTY-FIVE MILLION SHARES

      The Board of Directors has adopted resolutions, subject to stockholder approval, to amend Harken's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 225,000,000 to 275,000,000 shares. As of December 1, 2003, 182,965,462 shares of Common Stock were issued and outstanding. An additional 46,823,924 shares of Common Stock were reserved for future issuance, including issuance in connection with Harken's current rights offering, outstanding stock options, and upon conversion of Harken's 7% Senior Convertible Notes due March 31, 2007, 5% Convertible Notes due November 26, 2003 (the "Benz Notes") and Series G1, Series G2 and G3 Preferred Stock. As a result, Harken has 17,289,093 shares of Common Stock available for issuance. As explained below, the Board of Directors believes that Harken requires additional authorized shares in excess of 17,289,093 to provide it with flexibility to use the value in the stock to Harken's advantage. Each share of newly authorized Common Stock will have the same rights and privileges as each share of existing Common Stock. Adoption of the proposed amendment and issuance of additional shares of Common Stock will not affect the rights of the holders of Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The amendment will not affect the number of shares of preferred stock authorized for issuance.

Reasons for Approving the Increase in Authorized Shares

      Harken's Board of Directors is seeking stockholder approval to increase the number of authorized shares of Common Stock to 275,000,000 because it has determined that having available for issuance 17,289,093 shares of Common Stock does not give it sufficient flexibility to use the value in the stock to Harken's advantage. The Board of Directors believes that availability of additional authorized shares will allow Harken to take prompt advantage of market and other conditions in a timely manner in connection with possible financings or acquisitions, to discharge corporate obligations with stock rather than cash and to issue Common Stock for other proper corporate purposes when such action is deemed advisable or desirable by the Board of Directors. The Board of Directors also believes that the availability of additional shares of Common Stock for these purposes without delay or the necessity of a meeting of stockholders (except as may be required by applicable law or regulatory authority or by the rules of any stock exchange on which Harken's securities may then be listed) will be beneficial to Harken by providing it with the flexibility required to consider and respond to future business opportunities and financial needs as they arise. Harken has no present intention to issue any of the 50,000,000 additional shares of Common Stock and has not entered into any agreements, arrangements or plans that would obligate it to issue any of the 50,000,000 additional shares.

      There may be circumstances in which Harken will be required to obtain the approval of its stockholders before Harken can issue any authorized shares. For example, under the current rules of the American Stock Exchange, the exchange on which Harken's shares currently are traded, newly issued shares cannot be listed for trading on the Exchange without the consent of the stockholders, if, for example, the shares to be issued will be 20% or more of the outstanding shares and the price at which the shares would be issued will be less than Harken's per share book value or market value, whichever is greater. Similarly, stockholder approval would be required for shares to be issued as sole or partial consideration for the stock or assets of another company if the shares to be issued in the acquisition would be 5% or more of Harken's outstanding shares and if any director, officer or substantial stockholder of Harken had a 5% or greater interest (or if all directors, officers and substantial stockholders of Harken have a 10% or greater interest) in the company or assets to be acquired and, in any case, if the shares to be issued in the acquisition would be 20% or more of Harken's outstanding shares.

      To increase the number of authorized shares of Common Stock, Harken will need to amend the first paragraph of Article Four of its Certificate of Incorporation to increase the number of authorized shares of Common Stock. Currently, Harken's Certificate of Incorporation provides for the issuance of up to 225,000,000 shares of Common Stock. The Board of Directors unanimously adopted a resolution proposing and declaring advisable that Article Four of Harken's Certificate of Incorporation be amended in order to increase the number of authorized shares of Common Stock to 275,000,000 shares and recommending to the stockholders of Harken the adoption of the proposed amendment. The text of this amended first paragraph of Article Four would thus read as follows:

            "The aggregate number of shares which the Corporation shall have the authority to issue is two hundred eighty-five million (285,000,000), of which two hundred seventy-five million (275,000,000) shall be designated as Common Stock of the par value of One Cent ($.01) per share and ten million (10,000,000) shall be designated as Preferred Stock of the par value of One Dollar ($1.00) per share."

      If this proposal is approved by the stockholders, it will become effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the state of Delaware.

      To the extent that shares of Common Stock are authorized but not issued in connection with the above transactions, such shares will be available for issuance by Harken in the future. Stockholder approval will not be required for any such future issuance, except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which Harken's securities may then be listed.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS A VOTE FOR, THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

Vote Required

      The proposal to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding voting stock. Abstentions and broker non-votes will have the same effect as votes against this proposal. Lyford is the beneficial owner of 68,144,495 shares of Common Stock, representing 37.24% of the Common Stock. Lyford has advised Harken that it intends to vote all of its shares for the proposal to increase the number of authorized shares of Common Stock.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      Ernst & Young LLP ("Ernst & Young") served as Harken's independent accountants for the year ended December 31, 2002.

Audit Fees

      The aggregate fees billed by Ernst & Young for professional services rendered for the audit of Harken's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in Harken's quarterly reports on Form 10-Q for that fiscal year were $460,818.

Financial Information Systems Design and Implementation Fees

      There were no fees billed by Ernst & Young for professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

All Other Fees

      The aggregate fees billed by Ernst & Young for services rendered to Harken, other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2002 were $461,613, including (i) $74,658 for statutory audit work as well as registration statement post-audit review work,
(ii) $65,783 for tax planning and the preparation of tax returns of Harken and its subsidiaries and (iii) $321,172 in connection with the listing of the common stock of Global on the AIM Exchange in London, for audit and tax advisory services in the United Kingdom relating to Global and for Colombian tax advice with regard to Harken's subsidiary, Harken de Colombia, Ltd.

      During 2003, the Audit Committee reviewed the non-audit services provided to Harken by Ernst & Young and concluded that such services were compatible with the maintenance of that firm's independence in the conduct of its auditing functions for Harken.

      On June 19, 2003, the Audit Committee voted to dismiss Ernst & Young LLP as the Company's independent accountants, effective immediately, and to engage the services of BDO Seidman LLP ("BDO Seidman") to serve as the Company's independent public accountants for the 2003 fiscal year. Ernst & Young's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and 2001 and through June 19, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. During the fiscal years ended December 31, 2002 and 2001 and through June 19, 2003, there were no "reportable events" (as defined in paragraphs (a) (1) (v) (A) - (D) of Item 304 of Regulation S-K of the Securities Act of 1933, as amended ) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K.

      Effective  June  24,  2003,  the  Company   engaged  BDO  Seidman  as  its
independent accountants. During the two years ended December 31, 2001 and December 31, 2002 and through June 24, 2003, neither the Company nor anyone on its behalf consulted BDO Seidman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has BDO Seidman provided to the Company a written report or oral advice regarding such principles or audit opinion. The Company requested, and Ernst & Young furnished the Company with, a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Ernst & Young dated June 25, 2003 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed with the SEC on June 25, 2003 and is incorporated in this proxy statement by this reference.

      Representatives of Ernst & Young are not expected to be present at the Annual Meeting, will not make a statement and are not expected to be available to respond to questions. Representatives of BDO Seidman are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

Stockholder Proposals

      Harken's bylaws provide that stockholder proposals and director nominations by stockholders may be made in compliance with certain advance notice, informational and other applicable requirements. With respect to stockholder proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a written notice with the Secretary of Harken at 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079 setting forth certain information, including the following:

      o a brief description of the business desired to be bought before the meeting and the reasons for conducting that business at the meeting;

      o     the name and address of the proposing stockholder;

      o the number of shares of Common Stock beneficially owned by the proposing stockholder; and

      o     any material interest of the proposing stockholder in such business.

The notice must be delivered to the Secretary (a) at least 60, but no more than 90, days before any scheduled meeting or (b) if less than 70 days' notice or prior public disclosure of the meeting is given, by the close of business on the 10th day following the giving of notice or the date public disclosure was made, whichever is earlier.

Board Nominations

      A stockholder may recommend a nominee to become a director of Harken by giving the Secretary of Harken (at the address set forth above) a written notice setting forth the following information concerning each person the stockholder proposes to nominate:

      o     the name, age, business address and residence of the person;

      o     the principal occupation or employment of the person;

      o the number of shares of Common Stock beneficially owned by the person; and

      o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules of the SEC.

      The stockholder's notice must also contain the following information concerning the proposing stockholder:

      o     the name and record address of the proposing stockholder; and

      o the number of shares of Common Stock beneficially owned by the proposing stockholder.

Such nominations must be made pursuant to the same advance notice requirements, including deadlines for receipt, for stockholder proposals set forth above. In addition, any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

General Information

      Harken's annual meetings are held each year at a time and place designated by Harken's Board of Directors in the notice of the meeting. Copies of Harken's bylaws are available upon written request made to the Secretary of Harken at the above address. The requirements described above do not supersede the requirements or conditions established by the SEC for stockholder proposals to be included in Harken's proxy materials for a meeting of stockholders. The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and Harken's bylaws.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

      Under the SEC's proxy rules, stockholder proposals that meet certain conditions may be included in Harken's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Harken's 2004 Annual Meeting of Stockholders must send the proposal to Harken so that it is received at Harken's principal executive offices no later than September 24, 2004 to be considered for inclusion in the proxy statement and form of proxy related to the 2004 Annual Meeting of Stockholders. If Harken chooses to accelerate the date of its 2004 Annual Meeting, the deadline for receipt of stockholder proposals to be considered for inclusion in Harken's proxy materials will change and Harken will notify stockholders of the changed deadline in a Quarterly Report on Form 10-Q, Current Report on Form 8-K or press release. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy must give notice to Harken by the deadline set forth under "Annual Meeting Advance Notice Requirements - Stockholder Proposals" above. Any and all such proposals and notices should be sent to the attention of the Secretary of Harken. Any and all such proposals must comply with applicable Securities and Exchange Commission regulations in order to be included in Harken's proxy materials or to be presented at the Annual Meeting.

                         FINANCIAL AND OTHER INFORMATION

      The financial statements of Harken have been included as part of the Annual Report of Harken enclosed with this Proxy Statement. The financial statements and notes thereto and supplementary data, as well Management's
Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Changes In and Disagreements with Accountants on Accounting and Financial Disclosure, from the Form 10-K for the year ended December 31, 2002 are incorporated by reference.

      Harken will provide to each person  solicited,  without  charge except for exhibits, upon request in writing, additional copies of the financial statements, as well as financial statements for prior years and Harken's Annual Report on Form 10-K. Requests should be directed to the Secretary of Harken Energy Corporation, 580 WestLake Park Blvd., Suite 600, Houston, Texas 77079,
(281) 504-4000. Financial statements are also on file with the Securities and Exchange Commission, Washington, D.C. 20549.

                                            By Order of the Board of Directors

                                            Elmer A. Johnston
                                            Secretary



Houston, Texas
January 23, 2004

                                                                       EXHIBIT A

                            HARKEN ENERGY CORPORATION

                    Audit Committee of the Board of Directors

                                     CHARTER

                            Adopted February 28, 2003

The Board of Directors ("Board") of Harken Energy Corporation (the "Company") has unanimously adopted by resolution on the date stated above the following charter ("Charter") pursuant to which the Audit Committee of the Board (the "Committee") will be governed, operate and carry forth its duties:

1.    Responsibilities.

      a) The Committee shall be responsible for overseeing the Company's accounting and financial reporting each year to applicable regulatory authorities and endeavoring to ensure that Harken meets its filing and reporting obligations in relation therewith.

      b) The Committee, in its capacity as a committee of the Board, will be directly responsible for appointing, compensating, retaining and overseeing the work of the independent auditors ("Auditors") (including resolution of disagreements between management and the Auditors regarding financial reporting) for the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Auditors will report directly to the Committee.

      c) The Committee will report to the Board at regular Board meetings concerning the status of the Company's financial statements and any comments made by the Auditors. The Committee may also report to the Board at such other times as it deems appropriate. The Committee shall further be responsible for bringing any matters of concern or question of which it may obtain knowledge to the attention of the Board.

      d) The Committee is responsible for ensuring that the Auditors submit a formal written statement regarding any relationships and services that may affect the Auditors' objectivity and independence relating to the Company. In the event any such issues arise, the Committee should discuss any relevant matters with the Auditors and determine if any action is necessary to address the independence of the Auditors.

      e) The Committee shall sign and file a report annually with the Board to be included in the Company's Proxy Statement to comply with the

            Proxy  Statement  disclosure   requirements  as  set  forth  by  the
            Securities and Exchange Commission as of this date or as may hereafter be amended.

      f) The Committee shall review this Charter at least annually for adequacy and compliance with all appropriate laws, rules and regulations and shall recommend changes to the Board whenever changes are appropriate or necessary.

      g) The Committee shall review, approve, and consider the effect upon the Auditors' independence of, the Auditors' provision to the Company of all non-audit services allowed to be performed by the Auditors under applicable law, and the Committee shall review and approve all non-audit fees associated therewith.

      h) The Committee is responsible for ensuring that the Auditors timely report to the Committee (i) all critical accounting policies and practices used or to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors, and (iii) other material written communications between the Auditors and management, such as any management letter or schedule of unadjusted differences.

      i) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      j) The Committee shall make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and the Committee shall take such action with respect thereto as may be deemed appropriate.

      k) The Committee shall review with management and the Auditors the annual and quarterly financial statements of the Company and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission. Such review will include the items required by SAS 61 (or any successor standard) as in effect at that time in the case of the annual statements and SAS 71 (or any successor standard) as in effect at that time in the case of the quarterly statements.

      1) The Committee shall review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

      m) Unless the Board shall delegate such responsibility to another committee of the Board composed exclusively of independent directors, the Committee shall approve all related party transactions entered into by the Company.

2.    Committee Membership Structure, Organization and Requirements.

      a) Except as may be permitted under applicable law and listing standards imposed by The American Stock Exchange, Inc. ("AMEX"), the Committee shall consist of only independent members of the Board who will annually be appointed to the Committee by the Board at its Annual Meeting each year following the Annual Stockholders Meeting. For purposes of this Charter, Board members' independence shall be determined in accordance with applicable laws, regulations and rules, including Section 121B of the rules of AMEX and the listing standards of AMEX.

      b) The Committee shall appoint a Chairman who shall chair meetings of the Committee and who may call meetings of the Committee as necessary and appropriate.

      c)    The Committee shall never consist of less than 3 members.

      d) If any member of the Committee shall, during his or her tenure, have any action occur, engage in any action or transaction or enter into any relationship, in each case which impacts his or her independence, such member shall so inform the Committee at the earliest practicable date. If such member shall be determined to no longer be independent, then such member shall resign from the Committee upon the Committee recommending to the Board and the Board having appointed another independent member of the Board to replace such member.

      e)    The Committee membership and composition will be structured to fully
            comply   with  the   educational,   experience   and   understanding
            requirements as approved by AMEX.

      f) If the Board shall determine it to be practicable and desirable, the Committee membership shall include at least one person who, in the business judgment of the Board, shall be an "audit committee financial expert" (as such term is defined pursuant to the rules and regulations of the Securities and Exchange Commission).

3.    Meetings.

      a) The Committee will meet at least quarterly with the Auditors as well as the Company's Chief Financial Officer ("CFO") and Chief Executive Officer ("CEO") and other members of management to receive a report and to review any issues relating to the Company's financial statements.

      b) The Committee may meet at any time either in person or by telephone conference call.

      c) Meetings of the Committee may be called by the Chairman of the Committee, by the Company's CFO or CEO upon giving each member of the Committee at least 24 hours' notice, unless notice is waived by the Committee members.

      d) A majority of the Committee being present will constitute a quorum for any meeting of the Committee.

      e) The Committee may at its discretion meet independently of any member of management including holding meetings with the Auditors at any time.

4.    Committee Authority and Processes.

      a) The Committee may seek the advice, interpretation and opinion of the Auditors, the Company's CFO or Corporate Secretary regarding any laws, rules, regulations, requirements or other matters affecting the Company, its financial statements and its proper disclosures or any other matters relating to the Committee's duties and responsibilities.

      b)    The Committee may, independently and at its sole discretion,  retain
            independent  counsel,   experts  and  other  advisers  as  it  deems
            necessary to carry out its duties and responsibilities.

      c) In the event the Committee shall reach a point of disagreement with the Company's CFO concerning any issue or point of disclosure to be made in the financial statements of the Company, then the Committee shall refer such issue to the Board for consideration.

      d) The Committee shall be authorized, in its judgment, to remove and replace the Company's Auditors, including without limitation when and if the Committee shall determine such Auditors cannot act objectively or independently as Auditors of the Company.

      e) The Committee will receive from the Company appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation: (i) to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company, (ii) to any advisers employed by the Committee as described under section 4(b) above, and (iii) for continuing education as needed related to their role on the audit committee.

The Charter is adopted by the Board effective as of the date first above written. It replaces and supersedes all prior charters governing the Committee.



                                        /s/ Elmer A. Johnston
                                        ----------------------------------------
                                        Elmer A. Johnston, Secretary

[Harken Graphic]                                VOTE BY INTERNET -www.proxyvote.com
                                                Use   the   Internet   to   transmit   your   voting
HARKEN ENERGY CORPORATION                       instructions   and  for   electronic   delivery   of
580 WESTLAKE PARK BLVD.                         information  up until  11:59  P.M.  Eastern  Time on
SUITE 600                                       February 16, 2004. Have your proxy card in hand when
HOUSTON, TX 77079                               you access the web site and follow the  instructions
                                                to obtain your  records and to create an  electronic
                                                voting instruction form.

                                                VOTE BY PHONE -1-800-690-6903
                                                Use any touch-tone telephone to transmit your voting
                                                instructions  up until  11:59 P.M.  Eastern  Time on
                                                February 16, 2004. Have your proxy card in hand when
                                                you call and then follow the instructions.

                                                VOTE BY MAIL
                                                Mark,  sign,  and date your proxy card and return it
                                                in the  postage-paid  envelope  we have  provided or
                                                return it to Harken Energy Corporation,  c/o ADP, 51
                                                Mercedes Way, Edgewood, NY 11717.

If you choose to cumulate  the votes for one or more
of the nominees in Proposal  Four or Proposal  Five,
you must mail your  proxy  card,  mark the box below
and  write the  name(s)  of the  nominee(s)  and the
manner in which such votes shall be cumulated in the
space provided on the reverse side. If you choose to
not  cumulate   your  votes  for  Proposal  Four  or
Proposal   Five,   you  may  vote  by   Internet  or
Telephone.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             HKNCR1                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------

HARKEN ENERGY CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS

PROPOSAL FOUR: To elect five directors to   For   Withhold  For All  To withhold  authority to vote, mark "For
serve  until the next  annual  meeting of   All     All     Except   All  Except"  and  write  the   nominee's
stockholders,  or until their  successors   [ ]     [ ]      [ ]     number on the line below.
are duly elected and qualified.
                                                                      _________________________________________

Nominees:       01) Michael M. Ameen, Jr.                            PROPOSAL  FIVE:  Solely in the event that
                02) Mikel D. Faulkner                                the  stockholders do not approve Proposal
                03) Dr. J. William Petty                             One,  to  elect  the  individuals  listed
                04) Alan G. Quasha                                   below as Class A Directors to hold office
                05) H.A. Smith                                       until   the  2006   Annual   Meeting   of
                                                                     Stockholders  and until their  respective
                                                                     successors    are   duly    elected   and
PROPOSAL ONE:                                                        qualified.  To withhold authority to vote
To  approve  an   amendment  to  Harken's   For   Against   Abstain  for  either  of  the  individuals  listed
Certificate of Incorporation to eliminate                            below,   mark   "Abstain"   next  to  the
the classification of directors.            [_]      [_]     [_]     individual's name.                        For  Against  Abstain

PROPOSAL TWO:                                                        (A) Mikel D. Faulkner                     [_]      [_]     [_]
To  approve  an   amendment  to  Harken's
Certificate of Incorporation to eliminate   [_]      [_]     [_]     (B) Dr. J. William Petty                  [_]      [_]     [_]
the  requirement   that  the  holders  of
two-thirds of the outstanding shares vote                            PROPOSAL SIX:
for the removal of any or all directors.                             To  approve  an   amendment  to  Harken's [_]      [_]     [_]
                                                                     Certificate of  Incorporation to increase
PROPOSAL THREE:                                                      the number of shares of  Harken's  Common
To  approve  an   amendment  to  Harken's                            Stock,  par value $0.01,  authorized  for
Certificate of Incorporation to eliminate                            issuance.
cumulative voting.                          [_]      [_]     [_]
                                                                     NOTE:  PLEASE SIGN EXACTLYAS  NAMEAPPEARS
Check this box if you have given  written                            HEREON,  JOINT  OWNERS  SHOULD EACH SIGN.
voting  cumulative  instructions  on  the                            WHEN  SIGNING  AS   ATTORNEY,   EXECUTOR,
reverse side.                                                [_]     ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,
                                                                     PLEASE GIVE FULL TITLEAS SUCH.

                                            Yes      No

HOUSEHOLDING  ELECTION - Please  indicate
if you consent to receive  certain future
investor   communications   in  a  single   [_]      [_]
package per household

---------------------------------------------------            ------------------------------------ --------
|                                         |       |            |                                   |       |
|                                         |       |            |                                   |       |
---------------------------------------------------            ------------------------------------ --------
Signature [PLEASE SIGN WITHIN BOX]          Date               Signature(Joint Owners)                Date

                           HARKEN ENERGY CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 17, 2004

      The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Harken Energy Corporation ("Harken") to be held February 17, 2004, and (2) constitutes and appoints Elmer Johnston and Jorge Delgado, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth on the reverse side, with respect to all of the shares of Common Stock of Harken standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

      You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made, this Proxy will be voted FOR all proposals. Your shares cannot be voted unless you sign and return this card.

--------------------------------------------------------------------------------
      Voting Instructions (To cumulate the votes for one or more of the nominees in Proposal Four or Proposal Five on the reverse side, write the  name(s)  of the  nominee(s)  and the manner in which such votes shall be cumulated in the space below):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (If you noted any Voting Instructions above, please check the corresponding box on the reverse side.)